T. Rowe Price Investor Day • February 2, 2017 1 T. ROWE PRICE OVERVIEW February 2, 2017 William J. Stromberg President and CEO T. Rowe Price Investor Day Welcome everyone, and thank you for coming today.  We are here to provide an update on T. Rowe Price and our strategic priorities. ̶ From August 2015 through June 2016, we conducted a thorough strategic review of our business, and we developed a detailed plan to diversify and grow our business despite the many headwinds that we and our industry are currently facing. ̶ We are choosing to invest in our business in three general areas to strengthen our competitive advantages: (1) products – especially multi-asset, (2) distribution, and (3) technology. ̶ We believe that these investments are essential to our long-term success. We recognize that they raise our expenses and impact our operating profit margins in the near term – but we think these are the right investments to make and that the payoff will be worth it.  A second purpose of today’s meeting is to introduce you to four leaders who helped develop our plan and who lead important businesses within T. Rowe Price. Each is an industry veteran and a strong leader, and each is committed to our long-term business success.  A third reason for hosting this meeting today is to fulfill our commitment to you to provide more transparency into our business. We want you to understand what we are investing in and why we think we will be successful.

T. Rowe Price Investor Day • February 2, 2017 2 Forward-looking statements This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price’s future financial or business performance, strategies, or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, expenses, earnings, liquidity, cash flow and capital expenditures, industry or market conditions, amount or composition of AUM, regulatory developments, demand for and pricing of our products, and other aspects of our business or general economic conditions. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K and subsequent Forms 10-Q, filed with the Securities and Exchange Commission. 2 Important Information This material, including any statements, information, data and content contained within it and any materials, information, images, links, graphics or recording provided in conjunction with this material are being furnished by T. Rowe Price for general informational purposes only. Under no circumstances should the material, in whole or in part, be copied or redistributed without consent from T. Rowe Price. The views contained herein are as of the date of the presentation. The information and data obtained from third-party sources which is contained in the report were obtained from sources deemed reliable; however, its accuracy and completeness is not guaranteed. Past performance is not a reliable indicator of future performance. The value of an investment and any income from it can go down as well as up. Investors may get back less than the amount invested. Certain historical business data may include the use of estimates. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this presentation and T. Rowe Price’s other periodic reports. The products and services discussed in this presentation are available via subsidiaries of T. Rowe Price Group as authorized in countries through the world. The products and services are not available to all investors or in all countries. Visit troweprice.com to learn more about the products and services available in your country and the T. Rowe Price Group subsidiary which is authorized to provide them. The material is not intended for use by persons in jurisdictions which prohibit or restrict the distribution of the material and in certain countries the material is provided upon specific request. The material does not constitute a distribution, an offer, an invitation, recommendation or solicitation to sell or buy any securities in any jurisdiction. The material has not been reviewed by any regulatory authority in any jurisdiction. The material does not constitute advice of any nature and prospective investors are recommended to seek independent legal, financial and tax advice before making any investment decision. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the bighorn sheep design are trademarks or registered trademarks of T. Rowe Price Group, Inc. in the United States and other countries. All other trademarks are the property of T. Rowe Price or their respective owners.

T. Rowe Price Investor Day • February 2, 2017 3 Opening and T. Rowe Price Overview Agenda William J. Stromberg, President and CEO Product Overview Multi-asset Investment Capabilities Individual and Retirement Plan Services Robert Higginbotham, Head of Global Investment Services Sebastien Page, Head of Asset Allocation Scott David, Head of Individual and Retirement Plan Services U.S. Intermediaries Global Investment Services Closing and Questions George Riedel, Head of U.S. Intermediaries Robert Higginbotham, Head of Global Investment Services William J. Stromberg, President and CEO 3 Agenda for today  We expect to present for about 70 minutes.  We ask that you hold your questions until we complete the presentation as there will be plenty of time for questions.

T. Rowe Price Investor Day • February 2, 2017 4 A Very Successful Past Since Our 1986 IPO 13% Assets Under Management 14% Net Revenue 17% Diluted Earnings per Share* 23% Dividends per Share** 19% Total Stock Return 16% Operating Income *U.S. GAAP **Split adjusted Numbers through December 31, 2016. Annualized Growth Rates Since IPO 4 We are pleased that we have been able to deliver excellent results over a long period of time. At December 31, 2016:  AUM - $811 billion  Net Revenues - $4.2 billion  Stockholders’ Equity - $5.0 billion All figures through 12/31/2016.

T. Rowe Price Investor Day • February 2, 2017 5 Consistently Strong Investment Performance Many Factors Contributed to This Healthy Growth New Intermediary Distribution Practices Early Entrant Into Retirement Date Funds Our Unique Culture Mutual Fund Industry Growth Defined Contribution Evolution 5  Consistently strong investment performance across many market cycles was critical.  Mutual fund industry growth from $500 billion to $16 trillion.  T. Rowe Price full-service recordkeeping launch in 1982, coinciding with shift to defined contribution plans.  Intermediary migration from commission structures to asset-based fees using no-load funds.  Early entrance into the retirement date fund business with well-designed products in 2002.  Unique culture emphasizing: — Investment excellence — Client-first orientation — Broadly respected brand — Financial strength — Durable business model Factors contributing to growth:

T. Rowe Price Investor Day • February 2, 2017 6 Asset Class* U.S. Equity 49% Global Equity 7% U.S. Fixed Income 14% Global Fixed Income 1% Asset Allocation 29% Diversified by Assets and by Client Type Numbers represent percentages of total firm AUM as of December 31, 2016. *Based on investment strategy. Retirement – Full-Service Recordkeeping 13% Individual Investors 18% EMEA/APAC Intermediaries 2% U.S. Intermediaries 47% Institutional Investors 20% Client Type 6 Diversified by… Asset Class  Integrated global investment platform is a competitive advantage and is built for excellence at scale.  Broad array of high-performing investment strategies has enabled growth in asset allocation strategies.  Global capabilities in equity, fixed income, and multi-asset provide significant growth opportunities. Client Type  Well diversified by client type – with a heavy emphasis on retirement assets.  Meaningful growth opportunities abound across each client type.

How We Access Clients
T. Rowe Price
Direct
U.S. Plan Sponsors
U.S. Financial Intermediaries
EMEA & APAC Financial Intermediaries
Global Institutions
Individual Investors
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We access clients across the globe through five different channels:

- Direct – 1.4+ million individual investors
- U.S. Plan Sponsors – 3,600+ plans
- U.S. Financial Intermediaries – 1,300+ financial institutions
- EMEA & APAC Financial Intermediaries – 290+ financial institutions
- Global Institutions – 640+ institutions

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T. Rowe Price Investor Day • February 2, 2017 8 T. Rowe Price U.S. Plan Sponsors Global Institutions Individual Investors U.S. Financial Intermediaries EMEA & APAC Financial IntermediariesDirect How We Are Organized to Access Clients GISUSIIRPS IRPS: U.S. Individual and Retirement Plan Services | USI: U.S. Intermediaries | GIS: Global Investment Services 8 Five channels are organized internally into three business units  Individual and Retirement Plan Services (IRPS) – Scott David  U.S. Intermediaries (USI) – George Riedel  Global Investment Services (GIS) – Robert Higginbotham (includes international intermediaries)

T. Rowe Price Investor Day • February 2, 2017 9 The New Realities Are Clear Millennials and Digital Technology Passive and Alternative Investments Regulatory Change Intermediaries Using New Vehicles Aging Population 9 The marketplace is evolving quickly  Aging population is shifting demand from equities to income-oriented solutions.  Intermediaries demanding new vehicles to better meet clients’ needs, and they are paring their investment platforms to include only the most capable asset managers.  Digital technology is reshaping client engagement.  Regulatory change is accelerating across our business and shining a light on fees and poor performers.  Most importantly, passive and alternative investments are taking significant share from active asset managers.  We get it – and our strategic initiatives reflect our response to these challenges. You’ll hear more about these initiatives later in this presentation.

T. Rowe Price Investor Day • February 2, 2017 10 T. Rowe Price Future Vision 10 We Are Executing on a Longer-Term Plan  Premier active asset manager  Integrated investment solutions provider  Global partner for retirement-oriented investors  More globally diversified asset manager  Destination of choice for top talent  More agile company  Strong financial results and balance sheet 10  Maintain our position as a premier active asset manager, creating durable value for clients.  Become more of an integrated investment solutions provider that leverages our diversified investment management and asset allocation capabilities to meet changing client needs.  Become a more recognized global partner for retirement-oriented investors (individuals, DC plan sponsors, or employers with DB liabilities).  Build T. Rowe Price into a more globally diversified asset manager that sources an increasing share of AUM from outside the U.S. while still growing our U.S. franchise.  Remain a destination of choice for top talent including and beyond our investment teams, with a culture of accountability, empowerment, and rigor.  Become a more agile company that stays ahead of and capitalizes on disruptions.  Deliver attractive financial results and balance sheet strength for our stockholders over the long- term. In our pursuit of our short- and long-term goals, we believe it is imperative to sustain our client-centric, collaborative culture, and reputation for excellence and integrity.

T. Rowe Price Investor Day • February 2, 2017 11 Active Management Beliefs We believe that active and passive will coexist and complement each other. Given the need for returns around the world, we believe there will always be demand for good active management. We also believe that certain characteristics of active firms increase their odds of outperforming passive options:  Firms with high integrity and significant financial strength  Firms with an intense focus on people, investment process, and culture  Firms with below-average fees and long-term horizons. 11

T. Rowe Price Investor Day • February 2, 2017 12 Active Management Is Hard, We’ve Consistently Done It Well T. Rowe Price has performed consistently well versus benchmarks, across broad product offerings, over the long term — including our important U.S. equity and target date offerings: U.S. Equity: Over the last 20 years, 75% of active T. Rowe Price diversified funds (18 funds studied) outperformed their designated benchmarks in more than 80% of the rolling 10-year periods.1 Target Date Mutual Funds: Since inception of each Retirement Fund in the series, 100% of the funds (9 funds studied) have outperformed their designated benchmarks in 100% of the rolling 10-year periods.2 12 Past performance is no guarantee of future results. 1For a more detailed discussion of results and methodology see, “Long-Term Benefits of the T. Rowe Price Approach to Active Management (April 2016).” All performance is as of 12/31/2015. 2For a more detailed discussion of results and methodology see, “Target Date Strategies: The Benefits of the T. Rowe Price Approach (January 2017).” All performance is as of 12/31/2015.

T. Rowe Price Investor Day • February 2, 2017 13 Significant Opportunities to Extend Our Core Business Products Distribution Technology  High-performing but not-yet-scaled strategies  Solutions beyond target date product  International investors  Traditional institutional investors  Financial advisors  Digital transformation  Operating scale 13 Products  Fixed Income: Global Unconstrained Bond, Global High Income, European High Yield, and Emerging Markets Corporate.  Equity: Global Focused Growth, Global Growth Equity, Global Value Equity, Emerging Markets Value, Asia Opportunities, and International Concentrated Equity.  Asset Allocation: Solutions, Global Allocation, and Personal Strategy. Distribution  $30+ trillion international market still largely untapped.  $30+ trillion asset pool of truly institutional investors not fully addressed.  Early innings of our coverage for financial advisors. Technology  Digital transformation to enhance client experience and improve productivity.  Becoming a more agile company that achieves scale and stays ahead of disruptions. We see significant opportunities to extend our core business and create client and stockholder value.

T. Rowe Price Investor Day • February 2, 2017 14 High-Performing, Not-yet-scaled Strategies Global Unconstrained Bond  Outstanding Performance Over Two Years (Since Inception)  AUM: $1.7 Billion  Capacity: $10 Billion Global Focused Growth Equity  Outstanding Performance Over Five Years (Since PM Inception)  AUM: $5 Billion  Capacity: $25 Billion 14 There are multiple other strategies on the previous slide that are very similar – and more in earlier stages of operation.

T. Rowe Price Investor Day • February 2, 2017 15 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2016 2017P 2018P 2019P Ad ju st ed O pe ra tin g Ex pe ns es * ( $M ) New Investment (High) New Investment (Low) Baseline Growth (Net 4%) Baseline (2016) Multiyear Investment – Expense Growth Rate Peaks in 2017 5% 8%–9% 6%–7% 5%–6% 0 15  Assume average market conditions  Baseline net expense growth of ~4% off of 2016 expense level supports existing investments  Over next three years, new investment split roughly 1/3 each to: ̶ Investments/product ̶ Distribution ̶ Technology and other support  Operating margin bottoms out in 2018 as new sources of growth ramp up  What could alter this plan? ̶ Markets decline – we will manage pace accordingly ̶ Base business declines more than we expect ̶ New product or distribution investments do not yield expected results Our model’s financial assumptions: **For 2016, see the reconciliation between GAAP operating expenses and Adjusted on page 58. Operating expense projections for the other years do not consider any non-GAAP adjustments.

T. Rowe Price Investor Day • February 2, 2017 16 While we have been reinvesting in our business for the long term, we have been returning capital to stockholders in the near term. Returning excess operating cash flow remains a priority. 16 As of December 31, 2016. Returning Capital to Stockholders 1 Year (millions) 5 Years (millions) Dividends  Recurring  Special $541  $541 — $3,063  $2,282  $781 Share Repurchases $677 $2,230 TOTAL $1,218 $5,293 Percent of Earnings 100% 95%

T. Rowe Price Investor Day • February 2, 2017 17 Strategic Investments to Grow and Diversify Investment Management Excellence 17  Broadening product offerings and vehicles  Strengthening distribution across all channels  Investing in technology and digital capabilities to transform our clients’ experiences and achieve operating efficiencies We are responding to a more challenging environment by investing in key initiatives that will broaden and strengthen our capabilities. Become a more globally diversified investment solutions provider, known for excellence in investing, client experience, and efficiency.

T. Rowe Price Investor Day • February 2, 2017 PRODUCT CAPABILITIES T. Rowe Price Investor Day February 2, 2017 Robert Higginbotham, Head of Global Investment Services 18

Key Dimensions of Product
Investment + Vehicle = Product ⟷ Market Requirements
100+
Investment Disciplines
Equity
Fixed Income
Multi-asset
10+
Vehicle Types
290+
Funds
480+
Share Classes
54
Market Segments
4
Channels
16
Countries
40+
Regulators
$1.3b Seed Capital
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- Product is the nexus of value creation between client needs and an asset manager's capabilities
- We have the platform in place to drive growth:
  - All main asset classes covered
  - More than 10 different vehicle types (U.S. mutual fund, SICAV, OEIC, separate account, sub-advisory, etc.)
  - Service clients in 54 market segments where a market segment is defined as a combination of country (e.g., Australia) and distribution channel (e.g., institutional)
- As we build a global business, we seek to create operating leverage through an efficient product structure
- Our corporate balance sheet strength is a significant competitive advantage

As of December 31, 2016.

T. Rowe Price Investor Day • February 2, 2017 19

T. Rowe Price Investor Day • February 2, 2017 0 10 20 30 40 50 60 70 -10 -8 -6 -4 -2 0 2 4 6 8 10 12 14 16 20 15 R ev en ue (b ps ) 2015 Net Flows (%) 1 Active core equity includes U.S. large-cap equity; active core fixed income includes core, core plus, and municipal bonds; active specialty equity includes foreign, global, EM, and U.S. small-/mid-cap; active specialty fixed income includes global, EM, high yield, TIPS, and unconstrained. Source: McKinsey’s Performance Lens Global Growth Cube. Used with permission. Market Trends in Product North America net flow growth and revenue margin by asset class1 North America includes Canada and the United States of America Active Passive Bubble size = 2015 AUM Alternatives Active Core Fixed Income Passive Equity Active Specialty Fixed Income Passive Other Active Specialty Equity Active Core Equity Passive Fixed Income Alternatives Money Market Multi-asset 20  U.S. data – 50% total global market and in many sense U.S. leads global trends  While active as a category has seen headwinds, we continue to believe in high-quality active management: — We have the focus on quality and we remain dedicated to this line of business — The revenue pools combined with the stock of assets and the replacement rate within the large pools continues to present strong potential for commercial returns — With the continued material funding gaps in defined benefit plans and with the under-saving in much of the world in defined contribution and discretionary savings, the incremental return from high-quality active management will be a vital component of successful outcomes for clients  Clients will continue to need high-quality exposure to all main asset classes, and we are well positioned to deliver across the spectrum of equity and fixed income globally  We already have a material multi-asset solutions business, so we are well placed to benefit from this trend in customer needs in all regions of the world 1 Active core equity includes U.S. large-cap equity; active core fixed income includes core, core plus, and municipal bonds; active specialty equity includes foreign, global, EM, and U.S. small-/mid-cap; active specialty fixed income includes global, EM, high yield, TIPS, and unconstrained. Source: McKinsey’s Performance Lens Global Growth Cube. Used with permission.

T. Rowe Price Investor Day • February 2, 2017 Market Trends Affecting Product Increased Tailoring Regulation and Policy PricingKey Product Demand Drivers 21  Key Product Demand Drivers – We have existing products, recent launches, and new product plans to continue to meet these: — Separation of alpha and beta — Absolute return — Income — Diversification — Home market bias versus global opportunity set  Increased Tailoring – Many clients (particularly larger clients and consultants) are looking for increased tailoring. We have the asset allocation and solutions capabilities and breadth of asset classes to help clients in this area.  Pricing – We differentiate ourselves with our core philosophy to treat all customers fairly. We recognize the pressures that exist in the marketplace and manage pricing discipline very carefully.  Regulation and Policy – We remain very involved in all regulatory developments and have the scale in our business to respond to issues such as Brexit, MiFID II, money market reform, and DOL.

T. Rowe Price Investor Day • February 2, 2017 T. Rowe Price Investment Capability Development U.S. Equity Global Equity U.S. Fixed Income Global Fixed Income Asset Allocation 1950s 1960s 1970s 2010s1980s 2000s1990s 22  We have a long track record of developing products to meet the developing needs of our customers  In the 1980s we had a stronger fixed income business  Through the 1990s we built out our equity business, particularly in the U.S.  As we headed in to the 2000s and 2010s we focused on incrementally building out our global/international equity business and our U.S. and global fixed income business  We have a very strong global investment and product platform that already meets the needs of clients around the globe in all main asset classes  Looking forward, we will see continuing growth in our quantitative equity, global equity, global fixed income, and asset allocation investment capabilities

T. Rowe Price Investor Day • February 2, 2017 Mapping Investment Capabilities to Client Needs Client Need Income – All Asset Classes Higher- Conviction Strategies Domestic for EMEA and APAC Global Fixed Income Absolute Return Solutions and Retirement In ve st m en t C ap ab ili tie s Income Absolute Return Alpha and Beta Separation Diversification Home Market Bias 2017 developments Product ideas in R&D 23 Recent Developments  Buildout of quantitative equity product range across U.S. equity and global equity  European high yield managed income  Buy and maintain fixed income  U.S. total return fixed income  Multi-asset retirement income 2020  Income solution for UK advisory network  Global equity income  Customized retirement date solution for individual clients  Working on target date funds for South Korea  Global allocation for EMEA

Mapping Vehicles to Client Needs

Geography	Pre-2013 Vehicles	2013 – 2016 Developments	Future Developments
Global	Separate Account Subadvisory		
U.S.	Retail Mutual Funds Institutional Mutual Funds Common Trust Funds	Model Delivery Retail SMA	
Canada		Pooled Pension Funds	
UK	SICAV	OEIC	NURS, ACS
EMEA	SICAV, FCP	SICAV II	
APAC	SICAV, FCP		
Japan	Cayman, FCP		Investment Trusts
Australia	Australian Unit Trusts		

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Recent Developments

- Delivery of first two model portfolios (U.S. Large-Cap Growth, U.S. Large-Cap Value)
- Development of U.S. retail separately managed accounts (U.S. Muni Fixed Income)
- Launch of UK OEIC with new sub-funds
- Improvement of SICAV structures for EMEA and APAC (e.g., flexible fee structures, hedged share classes)
- Launch of additional Canadian pooled pension funds
- ~$350 million seed capital deployment into new funds/share classes

T. Rowe Price Investor Day • February 2, 2017

24

T. Rowe Price Investor Day • February 2, 2017 25 Summary High-quality active is a durable theme Future plans aligned to client needs Significant platform in place for growth Market trends benefit global, scale players like T. Rowe Price

T. Rowe Price Investor Day • February 2, 2017 26 MULTI-ASSET INVESTMENT CAPABILITIES T. Rowe Price Investor Day February 2, 2017 Sebastien Page, CFA Head of Asset Allocation

T. Rowe Price Investor Day • February 2, 2017 27 Year Product 1990 Formed the T. Rowe Price Asset Allocation Committee Spectrum Growth and Spectrum Income Funds 1991 Balanced Fund 1994 Personal Strategy Funds 1996 Spectrum International Fund 2001 College Savings Plans 2002 Retirement Funds  The capabilities are already in place  Our performance has been consistently strong  Our product innovation historically has met the needs of our clients We are approaching our strategic initiatives from a position of strength. Year Product 2008 Retirement Hybrid Trusts 2010 Real Assets Fund 2012 Retirement Trusts 2013 Target Retirement Funds Global Allocation Fund 2015 Managed Volatility Strategy Retirement I Funds 2016 Global Allocation SICAV 27 As of December 31, 2016. From a Position of Strength $0 $50 $100 $150 $200 $250 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 $239 billion Asset Allocation AUM billions As of December 31, 2016.

T. Rowe Price Investor Day • February 2, 2017 28  Historical strong performance across markets  This is attributable to many investment professionals making many decisions, versus a few making a few decisions Continued strong performance critical for success. 28 As of December 31, 2016. Sources: Morningstar Direct and Lipper Inc. Primary share class only. Continued Strong Performance Is Critical for Success T. Rowe Price Asset Allocation Funds 1 Year 3 Years 5 Years 10 Years Percent of Funds Beating the Morningstar Median 49% 97% 95% 95% Percent of Funds Beating the Lipper Median 53% 97% 95% 95% Past performance is no guarantee of future results. The exhibit above shows the percentage of U.S. T. Rowe Price asset allocation mutual funds that outperformed their applicable Lipper or Morningstar benchmarks over the time periods indicated. There were 47, 32, 20, and 19 U.S. asset allocation mutual funds in operation for the 1-, 3-, 5-, and 10-year time periods, respectively. As of December 31, 2016. Sources: Morningstar Direct and Lipper Inc. Primary share class only.

T. Rowe Price Investor Day • February 2, 2017 29 As of December 31, 2016. Leveraging the investment process below, we are delivering multi-asset advice, portfolio diagnostics, and customized investment solutions to clients, financial advisors, and intermediaries across the globe. 29 We Have the Fundamentals in Place Strategic Portfolio Design Tactical Asset Allocation Active Security Selection Strategic Portfolio Design Utilize a range of analysis based upon each strategy’s unique objectives, targeted risk/return profile, client guidelines, and the range of underlying asset classes and sectors. Tactical Asset Allocation Asset Allocation Committee’s tactical decisions to overweight or underweight asset classes and sectors based on relative valuation opportunities over a 6- to 18-month outlook for global financial markets. Active Security Selection Portfolio managers are responsible for oversight and management of each underlying strategy through diversified approaches, with an emphasis on actively managed strategies that leverage T. Rowe Price’s global team of more than 250 portfolio managers and analysts.

T. Rowe Price Investor Day • February 2, 2017 30 Our strategy is to better position ourselves to take advantage of the opportunities in the global multi-asset space.  We are facing headwinds, including increased competition in our core U.S. retirement franchise  Focus on outcomes – retirement, demographics, liabilities  Low returns expected  Investors looking for one-stop solutions 30 An Opportunity to Capture Global Market Share Net New Flows Into Global Multi-asset Products (2016–2020) Total Global AUM Institutional 48% Non- institutional 52% $2.7 trillion ~$70 trillion Source: McKinsey’s Performance Lens Global Growth Cube. Used with permission. U.S. 58% Outside of U.S. 42% Source: McKinsey’s Performance Lens Global Growth Cube. Used with permission.

T. Rowe Price Investor Day • February 2, 2017 31 31 Focusing on Three Key Initiatives Maintain Retirement Leadership Expand Global Presence Broaden Solutions Capabilities Our overarching goals are to expand our multi-asset presence globally, while maintaining our leadership in our retirement franchise.  Our brand is consistent with being a “trusted advisor”  Collaboration, a key element in effective solutions, is a competitive advantage of ours

T. Rowe Price Investor Day • February 2, 2017 32 Product  Delivering customized multi-asset solutions  Exploring an alternative strategies vehicle  Offering custom glide path and customer target date capabilities Technology  Upgrading multi-asset investment platform to reduce risk, increase scale, and enable product innovation  Upgrading our risk model system  Hiring key strategic positions to strengthen the partnership between the research and technology teams People  More than doubling the size of our dedicated multi-asset investment professional staff  Adding dedicated multi-asset support staff  Building regional consultative teams in Europe and Asia Investment in multi-asset increasing to accommodate shifting client objectives/needs. 32 Multi-asset Investment Increasing ProductTechnology People Enhanced and Innovative Capabilities

T. Rowe Price Investor Day • February 2, 2017 33 33 Key Takeaways Headwinds Present Opportunities to Diversify Position of Strength Time for Execution

T. Rowe Price Investor Day • February 2, 2017 34 INDIVIDUAL AND RETIREMENT PLAN SERVICES T. Rowe Price Investor Day February 2, 2017 Scott David, Head of Individual and Retirement Plan Services

T. Rowe Price Investor Day • February 2, 2017 35 U.S. Individual & Retirement Plan Services T. Rowe Price U.S. Plan Sponsors Global Institutions Individual Investors U.S. Financial Intermediaries EMEA & APAC Financial IntermediariesDirect 35

T. Rowe Price Investor Day • February 2, 2017 36 Products  Investment capabilities  Historically strong performance Distribution  Client segments  Products and vehicles Technology  Operating scale  Digital transformation 36 Investing for the Future Products Technology Distribution IRPS Individual and Retirement Plan Services brings together: These investments allow us to: 1. Protect and support our large existing client base 2. Take advantage of growth opportunities 3. Grow our operating scale and efficiency

Retirement Plan Services Business and Opportunities
3,600 plans
1.9 million participants
$156 billion AUA
$100 billion AUM
Projected Industry AUM CAGR 2015–2020
0.5%–3%
4.5%–5.5%
6%–7%
6.5%–7.5%
Large & Mega
Medium
Small & Micro
Education
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Retirement Plan Services serves the full spectrum of client types and plan sizes:

- We serve DC, DB, and nonqualified plans
- We connect plan sponsors with dedicated relationship managers and support participants through Web, mobile, and phone channels
- We enjoy industry-leading client satisfaction scores
- We have the right combination of service and competitive pricing to serve the faster-growing small and micro plan space

T. Rowe Price data as of December 31, 2016.
Industry plan category definitions: Mega – participant base over 5,000; large – participant base between 1,000 and 4,999; medium – participant base between 500 and 999; small – participant base between 100 and 499; micro – participant base below 100
Source: McKinsey's Performance Lens Global Growth Cube. Used with permission.

T. Rowe Price Investor Day • February 2, 2017 37

T. Rowe Price Investor Day • February 2, 2017 38 We are focused on capturing the biggest opportunities:  Bring together recordkeeping, sponsor and participant support, and strong asset management capabilities to drive better outcomes for individuals  Expand our sales teams in a targeted way Example: We are significantly expanding our small market sales and marketing efforts, along with targeted hiring for our large and mega plan team.  Continue our multiyear commitment to invest in our technology platform to both increase operating efficiency and deliver better client outcomes  Deliver innovative enhancements to the client experience across channels so they can engage with us when and how they choose Example: Marrying client account data with animation to deliver personalized, engaging video experiences that encourage clients to take action on areas like asset allocation or increasing contribution rates. 38 Products  Capture the asset management opportunity Capturing Opportunities in Retirement Plan Services Distribution  Retain current clients  Invest in talent to accelerate growth in key segments Technology  Operational scale  Plan sponsor digital experience  Participant digital experience

Individual Investors Business and Opportunities
1.4 million clients
$147 billion II total AUM
58% II retirement AUM
Projected Distribution Channel Net Flows CAGR 2016–2020
~0%
0%–1%
2%–4%
2%–5%
Wirehouse
Regional BDs/Banks
Direct/ Discount*
RIA/IFA**

Our Individual Investors business directly connects our investment capabilities to clients:

- We help individuals meet their retirement, education, and taxable savings needs, serving them through Web, mobile, mail, and phone channels
- Clients typically demonstrate loyalty to us over long time horizons
- We are well positioned to expand our business and capabilities as the direct channel grows in the years ahead

T. Rowe Price data as of December 31, 2016.
Projected distribution channel AUM includes SMAs, OEFs, CEFs, VAs; excludes money market funds, fixed annuities, limited partnerships, collective investment trusts
* Refers to the direct-to-consumer business; excludes the RIA service agent business
** Includes IFAs, dual-registered, and ETF strategists
Source: McKinsey's Performance Lens Global Growth Cube. Used with permission.

T. Rowe Price Investor Day • February 2, 2017 39

Capturing Opportunities With Individual Investors
Products
No-load mutual funds
Spectrum of advice capabilities
Launch T. Rowe Price® ActivePlus Portfolios
Distribution
Expand our service capabilities in key segments
Technology
Operational scale
Digital experience
Launch T. Rowe Price® ActivePlus Portfolios
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We are focused on capturing the biggest opportunities:

- Expand our advice offerings to meet emerging client demand for digital advice

  Example: Our T. Rowe Price® ActivePlus Portfolios brings a new, digitally enabled discretionary advice offering to the market for portfolios with $50,000 or more – with clients only paying the underlying management fees for the funds. The offering is currently in beta and will be rolled out publicly in early 2017.

- Strengthen our relationship management capabilities especially among high-value clients

  Example: We are introducing dedicated relationship management to our high-value clients, deepening our connection with them, and ensuring we provide the right products and services to allow them to meet their goals and objectives.

- Deliver the same high-quality experience online as we have delivered via phone for years

T. Rowe Price Investor Day • February 2, 2017 40

T. Rowe Price Investor Day • February 2, 2017 41 Our digital transformation will touch all parts of the firm, beginning with Retirement Plan Services and Individual Investors:  Clients require engaging personalized experiences  Goal-based interactions help clients to better meet their savings and investing goals  Interactions have to be simple enough to work on a mobile device or over the phone We have the plan, resources, and capabilities to transform our digital capabilities:  Our multiyear investments in Retirement Plan Services continues, with positive feedback from the market on enhancements to date  Our client journey transformation work has launched in our Individual Investors business  The pace of delivery for client enhancements is accelerating and will directly lead to significant operating scale 41 Digital Transformation Is Critical Goal-based SimplePersonalized Efficient

T. Rowe Price Investor Day • February 2, 2017 U.S. INTERMEDIARIES T. Rowe Price Investor Day February 2, 2017 George Riedel, Head of U.S. Intermediaries 42

T. Rowe Price Investor Day • February 2, 2017 U.S. Intermediaries T. Rowe Price U.S. Plan Sponsors Global Institutions Individual Investors U.S. Financial Intermediaries EMEA & APAC Financial IntermediariesDirect 43 T. Rowe Price U.S. Intermediaries Business  A unique institutional approach to intermediary distribution  Built with discipline over 25 years  A market leader in professional buyer channels  Well positioned for the new fiduciary landscape  Poised for growth, opportunity to take share

T. Rowe Price Investor Day • February 2, 2017 44 Broker/Dealers Banks Registered Investment Advisors Platform Services Defined Contribution Retirement Plans (investment only) Insurance The U.S. Intermediary Landscape Where We’ve Come From  Successful, well-established client coverage teams  Long-tenured relationships with key intermediary platforms  Strong brand  Aligned to U.S. retail market growth drivers Delivering the Complete Firm to Our Partners  Cover intermediary platforms as institutional buyers  Significant relationships with almost every major distributor  Team collaboration around “interconnected” platforms Companies listed are a representative sample of the top distribution platforms in each intermediary market segment. All trademarks are the property of their respective owners. Use of any third-party logos or trademarks does not imply endorsement, sponsorship, or affiliation.

U.S. Intermediaries Market Growth
$400b
200
0
$85b
$380b
2008
2009
2010
2011
2012
2013
2014
2015
2016
+21%
T. Rowe Price U.S. Intermediaries AUM CAGR 2008-2016
(billions)
$20t
10
0
$9.8t
$18.0t
2008
2009
2010
2011
2012
2013
2014
2015
2016E
+8%
U.S. Intermediaries Market AUM CAGR 2008-2016E
(trillions)
Sources: Cerulli Associates, U.S. Managed Account Quantitative Update, 2015; T. Rowe Price estimates.
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Our Basic Formula for Winning in the U.S. Intermediary Market

- Establish home office engagement and research coverage
- Leverage institutional coverage and platform placements
- Expand and strategically partner with key platforms
- Deepen targeted advisor engagement strategies
- Client-aligned incentive structures

Sources: Cerulli Associates, U.S. Managed Account Quantitative Update, 2015; T. Rowe Price estimates.

T. Rowe Price Investor Day • February 2, 2017
45

T. Rowe Price Investor Day • February 2, 2017 46 Industry AUM by account type from 2007 to 2015 T. Rowe Price U.S. Intermediaries Nonretirement AUM as of December 31, 2016. Sources: Cerulli Associates, T. Rowe Price estimates Supporting Client Transition to Advisory Advisory 79% U.S. Intermediary Market AUM 72% 60% 28% 40% ADVISORY BROKERAGE T. Rowe Price U.S. Intermediaries Nonretirement AUM Brokerage 21% 2007 2015 Well Positioned for the New Fiduciary Landscape  Long-tenured experience with advisory platforms and buyers  Fiduciary-aligned culture and product offer  Strong asset allocation insights and DNA  Vehicle-agnostic implementation Industry AUM by account type from 2007 to 2015 T. Rowe Price U.S. Intermediaries Nonretirement AUM as of December 31, 2016. Sources: Cerulli Associates, T. Rowe Price estimates

T. Rowe Price Investor Day • February 2, 2017 Poised to Benefit From the New Fiduciary Landscape Fee-Based, Advisory Rationalized, Fiduciary Wealth Platforms Platform- Driven Advisor Sales (Wholesaler Servicing) In-Plan Management & Retirement Planning Advisor Consolidation Omni- Channel, Data-Driven Client Engagement Multi-Asset & Solutions Expertise Commission- Based, Brokerage Open Architecture Wealth Platforms Wholesaler- Driven Advisor Sales Rollover Capture & Retirement Planning Advisor Fragmentation Digital/Web Advertising Asset Class Expertise Legacy U.S. Intermediary Paradigm Future U.S. Intermediary Paradigm 47 We Believe Winners Will  Balance cost of sales and distribution “operating leverage”  Have home office strength, depth, and placement  Align resources and incentives to client needs  Intelligently deploy advisor coverage models with discipline  Leverage disciplined, digital, and data-enabled advisor engagement  Deliver highly credible multi-asset and solutions capabilities

T. Rowe Price Investor Day • February 2, 2017 48 Enabled for Growth, Execution Focused Deepen Advisor Relationships Support Transition to Advisory Deliver the Complete Firm Continue to Invest in Talent Our Execution Priorities  Continue market-leading home office engagement  Deliver multi-asset capabilities and insights  Deploy disciplined, digital, and data-enabled advisor engagement  Expand offers and vehicles aligned to investor and fiduciary needs  Grow diverse, investment-savvy, culturally aligned talent

T. Rowe Price Investor Day • February 2, 2017 GLOBAL INVESTMENT SERVICES T. Rowe Price Investor Day February 2, 2017 Robert Higginbotham, Head of Global Investment Services 49

T. Rowe Price Investor Day • February 2, 2017 Global Investment Services T. Rowe Price U.S. Plan Sponsors Global Institutions Individual Investors U.S. Financial Intermediaries EMEA & APAC Financial IntermediariesDirect 50

Opportunity
North America
$249b
$291b
$33,817b AUM
Japan
$201b
$263b
$3,421b AUM
Western Europe
$3,354b
$776b
$20,433b AUM
Australia
$343b
$135b
$1,554b AUM
Developed Markets
$4,147b
$1,465b
$59,225b AUM
Asia
$2,203b
$869b
$5,412b AUM
Other Emerging Markets
$376b
$37b
$3,484b AUM
Emerging Markets
$2,579b
$906b
$8,896b AUM
2009–2015 net flows by region, includes money market
2015 net flows by region, includes money market
Source: McKinsey's Performance Lens Global Growth Cube. Used with permission.
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- The developed markets account for 86% of the total existing stock of global AUM
  - — T. Rowe Price is already well established in the U.S. along with the Global Investment Services U.S. institutional business
  - — Demographics, government fiscal trends, and higher levels of wealth/capita are leading Western Europe, Japan, and Australia to catch up with U.S. in the levels of managed assets
- While only 13% of existing global AUM, the developing markets account for 40% of global net new flows
  - — The growth in GDP/capita, the increasing presence of formal retirement markets, and the high savings rates make Asia a particular opportunity for a global asset manager such as T. Rowe Price with the majority of the developing market opportunity set
- We are looking to position our global business to match these long-term trends

Source: McKinsey's Performance Lens Global Growth Cube. Used with permission.
North America - US and Canada
Western Europe - UK, Germany, Switzerland, Austria, France, Italy, Spain, Portugal, Netherlands, Norway, Sweden, Denmark, Finland, Luxembourg, Ireland, Belgium
Asia - Japan, Australia,China, South Korea, Hong Kong, Singapore, Taiwan, India, Thailand, Indonesia, Malaysia
Other Emerging Markets - South Africa, GCC region (6 countries aggregated), CEE countries (Russia, Poland, Czech Republic, Ukraine, Slovakia, Hungary), LATAM (Brazil, Mexico, Argentina and Chile)

T. Rowe Price Investor Day • February 2, 2017 51

T. Rowe Price Investor Day • February 2, 2017 Market Trends Continued DC Growth in More Developed Markets Exploration of In-House Asset Management Institutionalization of the Buying Process Regulatory Pressure 52  We see continued growth in DC, particularly in the nearer term in the more developed retirement markets. T. Rowe Price has significant DC experience.  Larger clients are increasingly investigating bringing core asset management in house. T. Rowe Price has solutions capabilities to work with clients as they move and a wide range of specialist asset classes to complement their in-house core management.  Increased quality and concentration in the buying process (especially consultants and large intermediaries). As the focus on value for money increases, larger clients are looking to leverage their buying power across multiple mandates. T. Rowe Price, as one of the larger, more global managers that can work with clients and consultants in all regions, is well positioned to benefit.  Regulatory pressure (e.g., fiduciary standards, research costs, and gifts and entertainment). The increasing cost of regulation will require larger levels of investment in business infrastructure, operations, and technology. T. Rowe Price, as a larger, more global businesses with diverse business across geography, asset class, and distribution, is well positioned to invest through these regulatory changes.

T. Rowe Price Investor Day • February 2, 2017 53 Phase 1: 2000–2013 Primarily Institutional (incl. DC) Combined Intermediary & Institutional Phase 1: 2000 to 2013 Continue incremental investment in core institutional business  Easier entry, sophisticated large buyers  “Institutional” sales and service model  High leverage and operating efficiency as the business scales Segments Australia Institutional Australia Intermediary Canada Institutional Japan Institutional Japan Intermediary Greater China Institutional Middle East Institutional Nordic Institutional Benelux Institutional Switzerland Institutional UK Institutional UK Intermediary U.S. Institutional

T. Rowe Price Investor Day • February 2, 2017 54 Phase 2: 2014 Hong Kong Singapore Primarily Intermediary Primarily Institutional (incl. DC) Combined Intermediary & Institutional Phase 2: 2014 Scale up and broaden geographic range of institutional and intermediary businesses  Extension of existing sales model  Build revenue to fund future growth  Lay the groundwork for possible future expansion in advisor markets Segments Phase 1 Regions + Asia Institutional Asia Intermediary Benelux Intermediary Canada Intermediary Germany Intermediary Italy Intermediary Nordic Intermediary South Africa Institutional Spain Intermediary Switzerland Intermediary UK Advisor-Driven

T. Rowe Price Investor Day • February 2, 2017 55 Phase 3: Future Primarily Institutional (incl. DC) Combined Intermediary & Institutional Hong Kong Singapore Phase 3: Future Develop capabilities to reach broader base of distribution opportunities  High-quality revenue for long-term growth  More complex infrastructure, operations, marketing  Build scale within countries Segments Phase 1 & 2 Regions + Asia Advisor-Driven Benelux Advisor-Driven Canada Advisor-Driven Germany Advisor-Driven Hong Kong Defined Contribution Italy Advisor-Driven Local Asia: South Korea, Taiwan Local EMEA: France, Poland Local Latin America: Brazil, Mexico, Chile, Peru

T. Rowe Price Investor Day • February 2, 2017 56 Summary Positive momentum in recent new businesses Core capabilities already in place for growth Disciplined global growth aligned to market potential T. Rowe Price scale a key competitive advantage

T. Rowe Price Investor Day • February 2, 2017 57 The Plan The Capabilities The Resources Execution of our plan is designed to  Enhance our ability to deliver value to clients across the globe  Allow us to grow and diversify our business  Create stockholder returns via per-share growth of revenues, earnings, and dividends T. Rowe Price has the plan, capabilities, and resources to meet the evolving needs of our clients and the asset management marketplace

T. Rowe Price Investor Day • February 2, 2017 Reconciliation Between GAAP and Adjusted 2016 (millions) Operating Expenses, GAAP Basis Non-GAAP Adjustments Expenses of consolidated sponsored investment portfolios, net of elimination of the firm’s related management fee1 Nonrecurring charge related to Dell appraisal matter2 $2,489.5 (6.5) (66.2) Adjusted Operating Expenses $2,416.8 58 1The firm implemented new consolidation accounting guidance on January 1, 2016, that resulted in a larger number of our sponsored investment portfolios, that we provide seed capital to at inception, to be consolidated in our financial statements as we were deemed to have a controlling financial interest. We now recognize investment gains and losses on a larger number of the investments in sponsored portfolios in our consolidated statement of income compared with our consolidated statement of comprehensive income in 2015. The non-GAAP adjustments add back the management fees we earn from the consolidated sponsored investment portfolios and remove the investment income and operating expenses of these portfolios that have been included in our U.S. GAAP consolidated statements of income. We believe the consolidated sponsored investment portfolios may impact the reader's ability to understand our core operating results. 2As previously disclosed, we made the decision in 2016 to compensate certain clients in regard to the Dell appraisal rights matter. We also recognized an offset to this charge for a related insurance recovery. We believe it is useful to readers of our consolidated statement of income to adjust for this nonrecurring charge, net of the insurance recovery, in arriving at adjusted operating expenses as this will aid with comparability to prior periods and analyzing our core business results. For further information and reconciliation between GAAP and adjusted, see the earnings release for the three months and year ended December 31, 2016, filed on Form 8-K on January 26, 2017.